UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 13, 2012

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Named Executive Officer 2011 Bonus Determinations and 2012 Compensation

On February 13, 2012, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of WellCare Health Plans, Inc. (the “Company”) approved increases to base salary for Alec Cunningham, the Company’s Chief Executive Officer, and Walter W. Cooper, the Company’s Chief Administrative Officer.  Mr. Cunningham’s base salary was increased from $800,000 to $1,000,000 and Mr. Cooper’s base salary was increased from $440,000 to $460,000, each effective as of February 13, 2012.  Mr. Cunningham’s short-term and long-term incentive targets will remain as 125% and 300%, respectively, but will be applied to his new annual base salary.  Mr. Cooper’s short-term and long-term incentive targets will remain as 75% and 150%, respectively, but will be applied to his new annual base salary.  The increase to Mr. Cunningham's base salary more closely aligns his compensation to the median of market data for the Company’s peer group and published survey sources, and reflects the Company’s strong performance during his tenure as Chief Executive Officer.  The compensation of the Company’s Senior Vice President and Chief Financial Officer, Thomas L. Tran, which was aligned to market data in 2011, was not adjusted for 2012.

Adoption of New Form of Performance Stock Unit Agreement

On February 13, 2012, the Committee approved a form of Performance Stock Unit Award Notice and Agreement (the “PSU Award Notice”) and a form of Performance Stock Unit Award Agreement (the “PSU Agreement” and together with the PSU Award Notice, the “PSU Award Documentation”) for awards of performance stock units (“PSUs”) under the WellCare Health Plans, Inc. 2004 Equity Incentive Plan (the “Equity Plan”) for employees of the Company and its subsidiaries, including the Company’s executive officers.  The amount and terms of each award of PSUs, including the applicable performance goals, will be determined by the Committee in its sole discretion and set forth in an individual’s PSU Award Documentation.

Each PSU constitutes a right to receive one share of the Company’s common stock, subject to vesting.  Shares of the Company’s common stock underlying the number of vested PSUs will be delivered as soon as practicable after vesting.  The PSU Award Documentation provides for a grant of a target number of PSUs with the number of units that will ultimately vest ranging from zero to a maximum of 150% of the target.  The actual number of units that vest, if any, depends on the achievement of such performance goals as determined by the Committee in its sole discretion.  Notwithstanding the specific performance goals established for a performance period, in making a determination as to whether or not units will vest, and the amounts of units that vest, if any, the Committee may take into consideration factors such as unanticipated events, acquisition and expansion costs, non-recurring and extraordinary items, and other equitable factors, as determined by the Committee in its discretion.  The Committee in its sole discretion is permitted at any time prior to the delivery of shares of the Company’s common stock with respect to units to reduce or otherwise amend the number of shares deliverable (including determining that zero shares should be delivered), regardless of whether the performance goals set forth in the PSU Award Documentation have been achieved.  If the grantee’s employment is terminated for any reason (other than following a change in control of the Company), then any unvested PSUs under the award will automatically terminate and be forfeited.  In the event of a change in control of the Company, the target number of PSUs will vest on the earlier of the original vesting date or upon termination of employment if the grantee’s employment is terminated by the Company without cause or by the grantee for good reason, in either case if within twenty-four months following the change in control.  In the event of a change in control, the Company’s obligations regarding outstanding PSUs shall, on such terms as may be approved by the Committee prior to such event, be assumed by the surviving or continuing company or cancelled in exchange for property (including cash).

On February 13, 2012, the Committee also approved forms of the PSU Award Notice and PSU Agreement with deferral provisions.  These forms are substantially similar to the standard PSU Award Notice and PSU Agreement except that shares of common stock underlying the number of vested PSUs will be delivered after the earliest to occur of (i) a date selected by the grantee, (ii) the grantee’s termination date or (iii) a change in control of the Company.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the above-referenced PSU Award Notice, PSU Agreement, PSU Award Notice with deferral provisions, PSU Agreement with deferral provisions or Equity Plan.  The above description is qualified in its entirety by reference to the PSU Award Notice, PSU Agreement, PSU Award Notice with deferral provisions, PSU Agreement with deferral provisions and Equity Plan, which are incorporated herein by reference as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.17 to this Current Report on Form 8-K.

Adoption of New Form of Market Stock Unit Agreement

On February 13, 2012, the Committee approved a form of Market Stock Unit Award Notice and Agreement (the “MSU Award Notice”) and a form of Market Stock Unit Award Agreement (the “MSU Agreement” and together with the MSU Award Notice, the “MSU Award Documentation”) for awards of market stock units (“MSUs”) under the Equity Plan for employees of the Company and its subsidiaries, including the Company’s executive officers.  The amount and terms of each award of MSUs will be determined by the Committee in its sole discretion and set forth in an individual’s MSU Award Documentation.

Each MSU constitutes a right to receive one share of the Company’s common stock, subject to vesting.  Shares of the Company’s common stock underlying the number of vested MSUs will be delivered as soon as practicable after vesting.  The MSU Award Documentation provides for a grant of a target number of MSUs with the number of units that will ultimately vest ranging from zero to a maximum of 150% of the target.  The actual number of units that vest, if any, is based upon the product of (i) the Company’s stock price multiplier, which is a calculated percentage change in the price of the Company’s common stock over a performance period, and (ii) the target number of units granted.  The stock price multiplier is the quotient of the average closing price of the Company’s common stock for the last thirty trading days of the calendar year immediately preceding the calendar year in which the vesting date occurs (or in the event of a change in control, the price per share paid in the change in control transaction) divided by the average closing price of the Company’s common stock for the last thirty trading days of the calendar year immediately preceding the calendar year in which the grant date occurs; provided that no units will vest if the stock price multiplier is less than 50%.  If the grantee’s employment is terminated for any reason (other than following a change in control of the Company), then any unvested MSUs under the award will automatically terminate and be forfeited.  In the event of a change in control of the Company, the number of MSUs based on the formula described above will vest on the earlier of the original vesting date or upon termination of employment if the grantee’s employment is terminated by the Company without cause or by the grantee for good reason, in either case if within twenty-four months following the change in control.  In the event of a change in control, the Company’s obligations regarding outstanding MSUs shall, on such terms as may be approved by the Committee prior to such event, be assumed by the surviving or continuing company or cancelled in exchange for property (including cash).

On February 13, 2012, the Committee also approved forms of the MSU Award Notice and MSU Agreement with deferral provisions.  These forms are substantially similar to the standard MSU Award Notice and MSU Agreement except that shares of common stock underlying the number of vested MSUs will be delivered after the earliest to occur of (i) a date selected by the grantee, (ii) the grantee’s termination date or (iii) a change in control of the Company.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the above-referenced MSU Award Notice, MSU Agreement, MSU Award Notice with deferral provisions, MSU Agreement with deferral provisions or Equity Plan.  The above description is qualified in its entirety by reference to the MSU Award Notice, MSU Agreement, MSU Award Notice with deferral provisions, MSU Agreement with deferral provisions and Equity Plan, which are incorporated herein by reference as Exhibits 10.5, 10.6, 10.7, 10.8 and 10.17 to this Current Report on Form 8-K.

Adoption of New Form of Restricted Stock Unit Agreement for Employees

On February 13, 2012, the Committee approved a form of Restricted Stock Unit Award Notice and Agreement (the “RSU Award Notice”) and a form of Restricted Stock Unit Award Agreement (the “RSU Agreement” and together with the RSU Award Notice, the “RSU Award Documentation”) for awards of restricted stock units (“RSUs”) under the Equity Plan for employees of the Company and its subsidiaries, including the Company’s executive officers.  The amount and terms of each award of RSUs will be determined by the Committee in its sole discretion and set forth in an individual’s RSU Award Documentation.

Each RSU constitutes a right to receive one share of the Company’s common stock, subject to vesting.  Shares of the Company’s common stock underlying the number of vested RSUs will be delivered as soon as practicable after vesting.  The RSU Award Documentation provides for a grant of a number of RSUs with the number of units vesting based on elapsed time.  If the grantee’s employment is terminated for any reason (other than following a change in control of the Company), then any unvested RSUs under the award will automatically terminate and be forfeited.  If the grantee’s employment is terminated by the Company without cause or by the grantee for good reason, in either case within twenty-four months following the change in control, then the remaining unvested portion of the RSUs will immediately vest as of the grantee’s termination date.  In the event of a change in control, the Company’s obligations regarding outstanding RSUs shall, on such terms as may be approved by the Committee prior to such event, be assumed by the surviving or continuing company or cancelled in exchange for property (including cash).

On February 13, 2012, the Committee also approved forms of the RSU Award Notice and RSU Agreement with deferral provisions.  These forms are substantially similar to the standard RSU Award Notice and RSU Agreement except that shares of common stock underlying the number of vested RSUs will be delivered after the earliest to occur of (i) a date selected by the grantee, (ii) the grantee’s termination date or (iii) a change in control of the Company.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the above-referenced RSU Award Notice, RSU Agreement, RSU Award Notice with deferral provisions, RSU Agreement with deferral provisions or Equity Plan.  The above description is qualified in its entirety by reference to the RSU Award Notice, RSU Agreement, RSU Award Notice with deferral provisions, RSU Agreement with deferral provisions and Equity Plan, which are incorporated herein by reference as Exhibits 10.9, 10.10, 10.11, 10.12 and 10.17 to this Current Report on Form 8-K.

Adoption of New Form of Restricted Stock Unit Agreement for Directors

On February 13, 2012, the Committee approved a form of Restricted Stock Unit Award Notice and Agreement (the “Director RSU Award Notice”) and a form of Restricted Stock Unit Award Agreement (the “Director RSU Agreement” and together with the Director RSU Award Notice, the “Director RSU Award Documentation”) for awards of RSUs under the Equity Plan for non-employee members of the Board.  The amount and terms of each award of RSUs will be determined by the Committee in its sole discretion and set forth in an individual’s Director RSU Award Documentation.

Each RSU constitutes a right to receive one share of the Company’s common stock, subject to vesting.  Shares of the Company’s common stock underlying the number of vested RSUs will be delivered as soon as practicable after vesting.  The Director RSU Award Documentation provides for a grant of a number of RSUs with the number of units vesting based on elapsed time.  If the director ceases to be a member of the Board for any reason (other than following a change in control of the Company), then any unvested RSUs under the award will automatically terminate and be forfeited.  If the director ceases to be a member of the Board following a change in control of the Company, then the unvested RSUs will immediately vest as of the date the director ceases to be a Board member.  In the event of a change in control, the Company’s obligations regarding outstanding RSUs shall, on such terms as may be approved by the Committee prior to such event, be assumed by the surviving or continuing company or cancelled in exchange for property (including cash).

On February 13, 2012, the Committee also approved forms of the Director RSU Award Notice and Director RSU Agreement with deferral provisions.  These forms are substantially similar to the standard Director RSU Award Notice and Director RSU Agreement except that shares of common stock underlying the number of vested RSUs will be delivered after the earliest to occur of (i) a date selected by the director, (ii) the date the director ceases to be a Board member, (iii) the date of the director’s death, (iv) the date the director becomes disabled or (v) a change in control of the Company.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the above-referenced Director RSU Award Notice, Director RSU Agreement, Director RSU Award Notice with deferral provisions, Director RSU Agreement with deferral provisions or Equity Plan.  The above description is qualified in its entirety by reference to the Director RSU Award Notice, Director RSU Agreement, Director RSU Award Notice with deferral provisions, Director RSU Agreement with deferral provisions and Equity Plan, which are incorporated herein by reference as Exhibits 10.13, 10.14, 10.15, 10.16 and 10.17 to this Current Report on Form 8-K.

2012 Long Term Incentive Awards

On February 13, 2012, the Committee approved grants of awards of PSUs, MSUs and RSUs to Messrs. Cunningham, Tran and Cooper on the terms described below.

	Target Number of PSUs	Target Number of MSUs	Number of RSUs

Alec Cunningham	23,719	9,973	11,860
Thomas L. Tran	5,930	2,493	2,965
Walter W. Cooper	5,455	2,294	2,728

The awards of PSUs are subject to the terms of the PSU Award Documentation and vest on March 1, 2015 subject to the achievement of the performance goals to be determined by the Committee at a future date for a three-year performance period ending December 31, 2014.  The awards of MSUs are subject to the terms of the MSU Award Documentation and vest on March 1, 2015.  The awards of RSUs are subject to the terms of the RSU Award Documentation and vest in approximately equal installments on March 1, 2013, March 1, 2014 and March 1, 2015.

Amendments to Performance Stock Unit Award Agreements

On February 13, 2012, the Committee amended all previously issued and outstanding grants of PSU awards under the Equity Plan relating to the performance period beginning on January 1, 2011 and ending on December 31, 2013 (the “2011 PSU Agreements”), including the awards granted on March 24, 2011 to Messrs. Cunningham, Tran and Cooper.  The amendments to the 2011 PSU Agreements change the post-termination change in control protection period from twelve months to twenty-four months.  As amended, the 2011 PSU Agreements provide that in the event of a change in control of the Company, the target number of PSUs will vest on the earlier of the original vesting date or upon termination of employment if employment is terminated by the Company without cause or by the grantee for good reason, in either case if within twenty-four months following the change in control.  The amendments are being made to align the terms of the 2011 PSU Agreements with the terms of the award agreements described above.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the above-referenced 2011 PSU Agreements or Equity Plan.  The above description is qualified in its entirety by reference to the forms of 2011 PSU Agreements and Equity Plan, which are incorporated herein by reference as Exhibits 10.18, 10.19 and 10.17 to this Current Report on Form 8-K.

Item 9.01        Financial Statements and Exhibits.

(d)   Exhibits.

Incorporated by Reference
Exhibit Number	Description	Form	Filing Date with SEC	Exhibit Number
10.1	Form of Performance Stock Unit Award Notice and Agreement under the Registrant’s 2004 Equity Incentive Plan (adopted February 13, 2012)	Filed herewith
10.2	Form of Performance Stock Unit Award Agreement under the Registrant’s 2004 Equity Incentive Plan (adopted February 13, 2012)	Filed herewith
10.3	Form of Performance Stock Unit Award Notice and Agreement with deferral provisions under the Registrant’s 2004 Equity Incentive Plan (adopted February 13, 2012)	Filed herewith
10.4	Form of Performance Stock Unit Award Agreement with deferral provisions under the Registrant’s 2004 Equity Incentive Plan (adopted February 13, 2012)	Filed herewith
10.5	Form of Market Stock Unit Award Notice and Agreement under the Registrant’s 2004 Equity Incentive Plan (adopted February 13, 2012)	Filed herewith
10.6	Form of Market Stock Unit Award Agreement under the Registrant’s 2004 Equity Incentive Plan (adopted February 13, 2012)	Filed herewith
10.7	Form of Market Stock Unit Award Notice and Agreement with deferral provisions under the Registrant’s 2004 Equity Incentive Plan (adopted February 13, 2012)	Filed herewith
10.8	Form of Market Stock Unit Award Agreement with deferral provisions under the Registrant’s 2004 Equity Incentive Plan (adopted February 13, 2012)	Filed herewith
10.9	Form of Restricted Stock Unit Award Notice and Agreement under the Registrant’s 2004 Equity Incentive Plan (employee version, adopted February 13, 2012)	Filed herewith
10.10	Form of Restricted Stock Unit Award Agreement under the Registrant’s 2004 Equity Incentive Plan (employee version, adopted February 13, 2012)	Filed herewith
10.11	Form of Restricted Stock Unit Award Notice and Agreement with deferral provisions under the Registrant’s 2004 Equity Incentive Plan (employee version, adopted February 13, 2012)	Filed herewith
10.12	Form of Restricted Stock Unit Award Agreement with deferral provisions under the Registrant’s 2004 Equity Incentive Plan (employee version, adopted February 13, 2012)	Filed herewith
10.13	Form of Restricted Stock Unit Award Notice and Agreement for Non-Employee Directors under the Registrant’s 2004 Equity Incentive Plan (adopted February 13, 2012)	Filed herewith
10.14	Form of Restricted Stock Unit Award Agreement for Non-Employee Directors under the Registrant’s 2004 Equity Incentive Plan (adopted February 13, 2012)	Filed herewith
10.15	Form of Restricted Stock Unit Award Notice and Agreement with deferral provisions for Non-Employee Directors under the Registrant’s 2004 Equity Incentive Plan (adopted February 13, 2012)	Filed herewith
10.16	Form of Restricted Stock Unit Award Agreement with deferral provisions for Non-Employee Directors under the Registrant’s 2004 Equity Incentive Plan (adopted February 13, 2012)	Filed herewith
10.17	2004 Equity Incentive Plan	10-Q	August 13, 2004	10.4
10.18	Form of Performance Stock Unit Agreement under the Registrant’s 2004 Equity Incentive Plan (adopted March 24, 2011)	8-K	March 28, 2011	10.1
10.19	Form of Performance Stock Unit Agreement with deferral provisions under the Registrant’s 2004 Equity Incentive Plan (adopted March 24, 2011)	8-K	March 28, 2011	10.2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2012	WELLCARE HEALTH PLANS, INC. /s/Lisa G. Iglesias
Lisa G. Iglesias Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Incorporated by Reference
Exhibit Number	Description	Form	Filing Date with SEC	Exhibit Number
10.1	Form of Performance Stock Unit Award Notice and Agreement under the Registrant’s 2004 Equity Incentive Plan (adopted February 13, 2012)		Filed herewith
10.2	Form of Performance Stock Unit Award Agreement under the Registrant’s 2004 Equity Incentive Plan (adopted February 13, 2012)		Filed herewith
10.3	Form of Performance Stock Unit Award Notice and Agreement with deferral provisions under the Registrant’s 2004 Equity Incentive Plan (adopted February 13, 2012)		Filed herewith
10.4	Form of Performance Stock Unit Award Agreement with deferral provisions under the Registrant’s 2004 Equity Incentive Plan (adopted February 13, 2012)		Filed herewith
10.5	Form of Market Stock Unit Award Notice and Agreement under the Registrant’s 2004 Equity Incentive Plan (adopted February 13, 2012)		Filed herewith
10.6	Form of Market Stock Unit Award Agreement under the Registrant’s 2004 Equity Incentive Plan (adopted February 13, 2012)		Filed herewith
10.7	Form of Market Stock Unit Award Notice and Agreement with deferral provisions under the Registrant’s 2004 Equity Incentive Plan (adopted February 13, 2012)		Filed herewith
10.8	Form of Market Stock Unit Award Agreement with deferral provisions under the Registrant’s 2004 Equity Incentive Plan (adopted February 13, 2012)		Filed herewith
10.9	Form of Restricted Stock Unit Award Notice and Agreement under the Registrant’s 2004 Equity Incentive Plan (employee version, adopted February 13, 2012)		Filed herewith
10.10	Form of Restricted Stock Unit Award Agreement under the Registrant’s 2004 Equity Incentive Plan (employee version, adopted February 13, 2012)		Filed herewith
10.11	Form of Restricted Stock Unit Award Notice and Agreement with deferral provisions under the Registrant’s 2004 Equity Incentive Plan (employee version, adopted February 13, 2012)		Filed herewith

10.12	Form of Restricted Stock Unit Award Agreement with deferral provisions under the Registrant’s 2004 Equity Incentive Plan (employee version, adopted February 13, 2012)	Filed herewith
10.13	Form of Restricted Stock Unit Award Notice and Agreement for Non-Employee Directors under the Registrant’s 2004 Equity Incentive Plan (adopted February 13, 2012)	Filed herewith
10.14	Form of Restricted Stock Unit Award Agreement for Non-Employee Directors under the Registrant’s 2004 Equity Incentive Plan (adopted February 13, 2012)	Filed herewith
10.15	Form of Restricted Stock Unit Award Notice and Agreement with deferral provisions for Non-Employee Directors under the Registrant’s 2004 Equity Incentive Plan (adopted February 13, 2012)	Filed herewith
10.16	Form of Restricted Stock Unit Award Agreement with deferral provisions for Non-Employee Directors under the Registrant’s 2004 Equity Incentive Plan (adopted February 13, 2012)	Filed herewith
10.17	2004 Equity Incentive Plan	10-Q	August 13, 2004	10.4
10.18	Form of Performance Stock Unit Agreement under the Registrant’s 2004 Equity Incentive Plan (adopted March 24, 2011)	8-K	March 28, 2011	10.1
10.19	Form of Performance Stock Unit Agreement with deferral provisions under the Registrant’s 2004 Equity Incentive Plan (adopted March 24, 2011)	8-K	March 28, 2011	10.2